Exhibit 99.2

ALBECK GERKEN, INC.

FINANCIAL STATEMENTS
AND
INDEPENDENT AUDITORS’ REPORT

YEARS ENDED DECEMBER 31, 2018 AND 2017

Contents

Page

INDEPENDENT AUDITORS’ REPORT	1 - 2

FINANCIAL STATEMENTS

Balance Sheets	3

Statements of Income	4

Statements of Shareholders’ Equity	5

Statements of Cash Flows	6

Notes to Financial Statements	7-15

SUPPLEMENTAL INFORMATION

Schedules of General and Administrative Expenses	16

INDEPENDENT AUDITORS’ REPORT

To the Shareholders
Albeck Gerken, Inc
Tampa, Florida

Report on Financial Statements

We have audited the accompanying financial statements of Albeck Gerken, Inc. (a Nebraska Corporation) which comprise the balance sheets as of December 31, 2018 and 2017, and the related statements of income, shareholders’ equity, and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Albeck Gerken, Inc. as of December 31, 2018 and 2017, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Report on Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The schedules of general and administrative expenses are presented for purposes of additional analysis and are not a required part of the financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ BLAND & ASSOCIATES, P.C.

Omaha, Nebraska

May 28, 2019

ALBECK GERKEN, INC.
BALANCE SHEETS

	December 31,
ASSETS	2018	2017

CURRENT ASSETS
Cash and Cash Equivalents	$882,431	$302,620
Investments	90,660	100,329
Accounts Receivable	890,286	1,452,586
Prepaid Expenses	120,036	146,048
Deposits	41,178	39,889
Work in Progress	8,651	13,334
Current Portion of Shareholder Notes Receivable	111,722	69,500
Total Current Assets	2,144,964	2,124,306

PROPERTY AND EQUIPMENT
Software	66,337	66,337
Leasehold Improvements	72,905	72,905
Vehicles	495,380	469,861
Furniture, Fixtures and Equipment	790,051	791,324
	1,424,673	1,400,427
Less Accumulated Depreciation	(975,049)	(827,664)
Total Property and Equipment	449,624	572,763

OTHER ASSETS
Shareholder Notes Receivable, Less Current Portion	471,668	278,000

	$3,066,256	$2,975,069

	December 31,
LIABILITIES AND SHAREHOLDERS’ EQUITY	2018	2017

CURRENT LIABILITIES
Accounts Payable	$112,893	$107,822
Current Portion of Shareholder Note Payable	111,722	—
Accrued Expenses	335,604	274,885
Total Current Liabilities	560,219	382,707

LONG-TERM LIABILITIES
Shareholder Note Payable, Less Current Portion	471,668	—
Stock Appreciation Rights Payable	85,642	66,436
Total Long-Term Liabilities	557,310	66,436
Total Liabilities	1,117,529	449,143

COMMITMENTS AND CONTINGENCIES	—	—

SHAREHOLDERS’ EQUITY
$1 Par Value, Authorized 10,000 Shares, Issued and Outstanding 3,788 and 3,125 Shares, Respectively	3,788	3,125
Additional Paid-In-Capital	1,406,667	524,375
Retained Earnings	538,732	1,998,426
Unrealized Holding Loss on Investments	(460)	—
Total Shareholders’ Equity	1,948,727	2,525,926
	$3,066,256	$2,975,069

The accompanying notes to financial statements are
an integral part of these statements

ALBECK GERKEN, INC.
STATEMENTS OF INCOME

	Years Ended December 31,
	2018	2017

REVENUES	$8,098,972	$7,572,441

COST OF REVENUES	3,067,345	3,136,602

Gross Profit	5,031,627	4,435,839

GENERAL AND ADMINISTRATIVE EXPENSES	3,161,821	2,740,020

Operating Income	1,869,806	1,695,819

OTHER INCOME
Dividend Income	2,072	329
Interest Income	2,903	1,930
Gain on Disposal of Property and Equipment	980	2,101
Total Other Income	5,955	4,360

NET INCOME	$1,875,761	$1,700,179

The accompanying notes to financial statements are
an integral part of these statements

ALBECK GERKEN, INC.
STATEMENTS OF SHAREHOLDERS’ EQUITY

	Common Stock	Additional Paid-In- Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss) Net Unrealized Holding Loss on Marketable Securities	Total Shareholders’ Equity
BALANCES, January 1, 2017	$2,778	$249,722	$1,598,247	$—	$1,850,747
Issuance of Common Stock	347	—	—	—	347
Shareholder Distributions	—	—	(1,300,000)	—	(1,300,000)
Shareholder Contributions	—	274,653	—	—	274,653
Net Income	—	—	1,700,179	—	1,700,179
BALANCES, December 31, 2017	3,125	524,375	1,998,426	—	2,525,926
Issuance of Common Stock	663	—	—	—	663
Shareholder Distributions	—	—	(3,335,455)	—	(3,335,455)
Shareholder Contributions	—	882,292	—	—	882,292
Net Income	—	—	1,875,761	—	1,875,761
Changes in Comprehensive Income	—	—	—	(460)	(460)
BALANCES, December 31, 2018	$3,788	$1,406,667	$538,732	$(460)	$1,948,727

The accompanying notes to financial statements are
an integral part of these statements

ALBECK GERKEN, INC.
STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$1,875,761	$1,700,179
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation	158,049	176,104
Gain on Disposal of Property and Equipment	(980)	(2,101)
Increase in Stock Appreciation Rights Payable	19,206	1,191
Decrease (Increase) in Current Assets:
Accounts Receivable	562,300	(540,548)
Prepaid Expenses	26,012	(146,048)
Deposits	(1,289)	(10,986)
Work in Progress	4,683	112,241
Increase (Decrease) in Current Liabilities:
Accounts Payable	5,071	(89,890)
Accrued Expenses	60,719	39,175
Net Cash Provided By Operating Activities	2,709,532	1,239,317

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Investments	(87,172)	(100,329)
Proceeds from Sale of Investments	96,381	—
Purchase of Property and Equipment	(33,930)	(276,721)
Net Cash Used In Investing Activities	(24,721)	(377,050)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Additional Paid-In-Capital	122,974	—
Proceeds from Shareholder Notes Receivable	347,500	74,500
Loan Payments to Shareholder	(122,975)	—
Distributions to Shareholders	(2,452,499)	(1,300,000)
Net Cash Used In Financing Activities	(2,105,000)	(1,225,500)

Net Increase (Decrease) in Cash and Cash Equivalents	579,811	(363,233)

CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR	302,620	665,853

CASH AND CASH EQUIVALENTS - END OF YEAR	$882,431	$302,620

SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING AND FINANCING ACTIVITIES
Shareholder Note Receivable Issued for Common Stock	$583,390	$275,000
Shareholder Note Payable Issued for Common Stock	$882,956	$—
Settlement of Shareholder Note Payable for Common Stock	$176,591	$—

The accompanying notes to financial statements are
an integral part of these statements

ALBECK GERKEN, INC.
NOTES TO FINANCIAL STATEMENTS
Years Ended December 31, 2018 and 2017

NOTE A — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of Albeck Gerken, Inc. (the Company) is presented to assist in understanding the Company’s financial statements. The financial statements and notes are representations of the Company’s management who is responsible for the integrity and objectivity of the financial statements. These accounting policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

Nature of Business and Operating Cycle

The Company, a Nebraska S-Corporation, is a professional transportation engineering firm specializing in Arterial Transportation System Management, Operations (TSM&O), and Maintenance. This includes Traffic Operations Engineering, Advanced Transportation Management System (ATMS) operation and Transportation Analysis. The Company’s financial statements are presented on the accrual basis of accounting.

Revenue Recognition

The Company recognizes revenue when earned and expenses when incurred.

Use of Estimates

Management uses estimates and assumptions in preparing these financial statements in accordance with accounting principles generally accepted in the United States of America. Those estimates affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from those estimates used.

Cash and Cash Equivalents

The Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash and cash equivalents.

Investments

The Company has classified its investments as available for sale. These investments are reported at fair value, with unrealized gains and losses excluded from earnings and reported net of income taxes as a component of shareholders’ equity. Fair value is the price that would be received to sell an investment in an orderly transaction between market participants at the measurement date. Realized gains and losses from the sale of investments are computed using the specific identification cost method.

ALBECK GERKEN, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
Years Ended December 31, 2018 and 2017

NOTE A — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Accounts Receivable

Accounts receivable are carried at the original invoice amount less an estimate made for doubtful receivables based on a review of all outstanding amounts on a periodic basis. Management determines the allowance for doubtful accounts by regularly evaluating individual customer receivables and considering a customer’s financial condition, credit history, and current economic conditions. Accounts receivable are written off when deemed uncollectible. Recoveries of accounts receivable previously written off are recorded when received. The Company considers all accounts receivable to be fully collectible, thus no allowance for doubtful accounts is necessary.

Property and Equipment

Property and equipment purchased with an original cost of $2,500 or more and an expected life of more than one year are recorded at historical cost. Additions, renewals, and betterments are capitalized, whereas expenditures for maintenance and repairs are expensed as incurred. The cost and related accumulated depreciation of assets retired or sold is removed from the appropriate asset and contra-asset accounts, with the resulting gain or loss recognized.

Depreciation is provided in amounts sufficient to relate the cost of the depreciable assets to operations over their estimated service lives on straight-line and accelerated methods. The estimated useful lives by type of assets are as follows:

Years
Software	3
Leasehold Improvements	40
Vehicles	5
Furniture, Fixtures and Equipment	3-7

Stock Appreciation Rights

The Company has granted stock appreciation rights to key employees. The stock appreciation rights vest over a 6 year period and are redeemable for cash value. The stock appreciation rights are not shares of stock of the Company and do not have voting rights. The cash value of the stock appreciation rights granted depends upon the future performance and growth of the Company.

ALBECK GERKEN, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
Years Ended December 31, 2018 and 2017

NOTE A — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes

The Company, with the consent of its shareholders, has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code, which provide that in lieu of corporation income taxes, the shareholders report the Company’s taxable income on their individual tax returns. As a result of this election, no income taxes have been recognized in these financial statements. The Company may make distributions to the shareholders to cover the income taxes on their individual income tax returns.

The Company has concluded there are no significant uncertain tax positions requiring disclosure and there are no material amounts of unrecognized tax benefits.

Compensated Absences

Employees of the Company are entitled to paid time off. This paid time off is granted in varying amounts based on length of service. The compensated absences liability balances were $63,576 and $49,584 at December 31, 2018 and 2017, respectively, and are included in accrued expenses.

Advertising

The Company expenses advertising costs as they are incurred. Advertising expense was $61,963 and $30,113 for the years ended December 31, 2018 and 2017, respectively.

Subsequent Events

Management has evaluated subsequent events through May 28, 2019, which is the date the financial statements were available to be issued.

NOTE B — CONCENTRATION OF CREDIT RISK

The Company has three types of financial instruments subject to credit risk. The Company maintains cash balances in a financial institution in which the balances sometimes exceed federally insured limits. The Company’s investments and receivables also subject the Company to credit risk.

NOTE C — INVESTMENTS

The Company’s investments at December 31, 2018 consisted of the following:

		Gross	Gross
	Cost	Unrealized Gain	Unrealized Loss	Fair Value
Mutual Funds	$91,120	$—	$(460)	$90,660

ALBECK GERKEN, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
Years Ended December 31, 2018 and 2017

NOTE C — INVESTMENTS (Continued)

The Company’s investments at December 31, 2017 consisted of the following:

		Gross	Gross
	Cost	Unrealized Gain	Unrealized Loss	Fair Value
Mutual Funds	$100,329	$—	$—	$100,329

The following schedule summarizes the investment return and its classification in the statements of income for the years ended December 31,:

	2018	2017
Dividend Income	$2,072	$329

Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 820, Fair Value Measurements, establishes a framework for measuring fair value. That framework provides a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements). The three levels of the fair value hierarchy are described below.

•                  Level 1 - Inputs to the valuation methodology are unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access.

•                  Level 2 - Inputs to the valuation methodology include:

•                  Quoted prices for similar assets or liabilities in active markets;

•                  Quoted prices for identical or similar assets or liabilities in inactive markets;

•                  Inputs other than quoted prices that are observable for the asset or liability;

•                  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

If the asset or liability has a specified (contractual) term, the Level 2 input must be observable for substantially the full term of the asset or liability.

•                  Level 3 - Inputs to the valuation methodology are unobservable and significant to the fair value measurement.

ALBECK GERKEN, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
Years Ended December 31, 2018 and 2017

NOTE C — INVESTMENTS (Continued)

The asset’s or liability’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs.

Following is a description of the valuation methodologies used for assets measured at fair value. There have been no changes in the methodologies used at December 31, 2018.

Mutual funds: Valued at the closing price reported on the active market on which the individual securities are traded.

The methods described above may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while the Company believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different fair value measurement at the reporting date.

The following table sets forth by level, within the fair value hierarchy, the Company’s assets at fair value as of December 31, 2018.

	Level 1	Level 2	Level 3	Total
Mutual Funds	$90,660	$—	$—	$90,660

The following table sets forth by level, within the fair value hierarchy, the Company’s assets at fair value as of December 31, 2017.

	Level 1	Level 2	Level 3	Total
Mutual Funds	$100,329	$—	$—	$100,329

NOTE D — SHAREHOLDER NOTES RECEIVABLE

The Company received a note receivable from a shareholder during 2012 and 2017 in exchange for common stock in the amount of $250,000 and $275,000, respectively. The notes are payable in annual installments of $24,500 and $45,000, respectively, plus the interest on the outstanding balances at a rate of 1%. The balance as of December 31, 2018 and 2017 was $0 and $347,500, respectively. These notes have been paid in full.

The Company entered into notes receivable with the shareholders in exchange for common stock in 2018. The notes are due in July of 2023 and have a balance of $583,390 as of December 31, 2018. The notes are payable in annual installments ranging from $15,326 to $47,602 and accrue interest at a rate of 2.17%.

ALBECK GERKEN, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
Years Ended December 31, 2018 and 2017

NOTE D — SHAREHOLDER NOTES RECEIVABLE (Continued)

The aggregate maturities of the shareholder notes receivable for the years ending after December 31, 2018 are as follows:

Years Ending December 31,	Amount
2019	$111,722
2020	114,147
2021	116,624
2022	119,154
2023	121,743
$583,390

NOTE E — BANK REVOLVING LINE OF CREDIT

The Company has a $500,000 revolving line of credit financing arrangement with a financial institution with interest payable monthly at the national prime rate minus 0.5% (5.5% at December 31, 2018). The revolving line of credit matures in June 2019 and is collateralized by substantially all business assets and is guaranteed by a shareholder. The balance was $0 at December 31, 2018 and 2017.

NOTE F — SHAREHOLDER NOTE PAYABLE

Long-term debt consists of the following at December 31, 2018:

Note payable to a shareholder, payable in annual installments of $124,382 including interest at a fixed rate of 2.17%, due July 2023.	$583,390
Total Long-Term Debt	583,390
Less Current Portion of Long-Term Debt	(111,723)
$471,667

The aggregate maturities of the shareholder note payable for the years ending after December 31, 2018 are as follows:

Years Ending December 31,	Amount
2019	$111,723
2020	114,147
2021	116,624
2022	119,155
2023	121,741
$583,390

ALBECK GERKEN, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
Years Ended December 31, 2018 and 2017

NOTE G — STOCK APPRECIATION RIGHTS

As of December 31, 2018 and 2017, the Company has a total of 4,050 and 8,100 of stock appreciation rights to key employees, respectively, using a weighted base value share price of $29.30 and $27.98 per unit, respectively, subject to the below vesting schedule. As of December 31, 2018 and 2017, the stock appreciation rights have a net value of $85,642 and $66,436, respectively. Share-based liabilities paid out were $96,381 and $0 for the years ended December 31, 2018 and 2017, respectively.

Vesting

If employment terminates within two years after acquiring the units of stock appreciation rights, the employee is 0% vested in such units and there shall be no amount paid.

If employment terminates more than two years but less than four years after acquiring the units of stock appreciation rights, the employee is 40% vested in such units and the amount to be paid shall be reduced by 60%.

If employment terminates more than four years but less than six years after acquiring the units of stock appreciation rights, the employee is 75% vested in such units and the amount to be paid shall be reduced by 25%.

An employee is considered fully vested after six years of acquiring the units.

A summary of the activity under the liability incentive plan and changes during the years ended December 31, is presented as follows:

	2018	2017
Units Outstanding at January 1,	8,100	7,950
Units Granted	250	650
Units Forfeited	(4,300)	(500)
Units Outstanding at December 31,	4,050	8,100
Units Vested at December 31,	2,208	2,500
Value per Plan Unit at December 31,	$21.15	$8.20

As required by the FASB ASC 718, Stock Compensation, the Company is required to determine the fair value of the options and recognize compensation expense recorded over the vesting period if the fair value of the options is in excess of the exercise price. The compensation expense was $115,587 and $1,191 for the years ended December 31, 2018 and 2017, respectively.

ALBECK GERKEN, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
Years Ended December 31, 2018 and 2017

NOTE H — RETIREMENT PLAN

The Company sponsors a 401(k) profit sharing plan which covers substantially all employees upon meeting certain eligibility requirements. The Company’s contribution is based on matching 100% of the first 5% of salary deferral elected by each eligible employee. Additional contributions may be made at the discretion of the Company. Contributions to the plan were $146,285 and $126,130 for the years ended December 31, 2018 and 2017, respectively.

NOTE I — OPERATING LEASES

The Company leases office spaces under several operating leases through November 2024. The monthly payments for the leases vary. Rent expense for these facilities was $236,631 and $143,774 for the years ended December 31, 2018 and 2017, respectively.

Future minimum payments on leases with initial or remaining terms of one year or more consisted of the following at December 31, 2018:

Years Ending December 31,	Amount
2019	$197,651
2020	177,146
2021	199,501
2022	205,486
2023	211,651
Thereafter	197,021
$1,188,456

NOTE J — RELATED PARTY TRANSACTIONS

The Company leases a residential property from a related party, Gerken Albeck Company, LLC, a single member limited liability company owned by a shareholder of the Company. Rent paid to Gerken Albeck Company, LLC was $3,000 and $12,000 for the years ended December 31, 2018 and 2017, respectively. This lease arrangement was terminated in March 2018.

NOTE K — ECONOMIC DEPENDENCY

The following are the Company’s major vendors that exceed 10% of purchases and/or exceed 10% of accounts payable at December 31,:

	Percentage		Percentage
	of Purchases		of Accounts Payable
	2018	2017	2018	2017
Vendor A	—%	10%	—%	39%

ALBECK GERKEN, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
Years Ended December 31, 2018 and 2017

NOTE K — ECONOMIC DEPENDENCY (Continued)

The following are the Company’s major customers that exceed 10% of revenues and/or exceed 10% of accounts receivable at December 31,:

	Percentage of Revenues		Percentage of Accounts Receivable
	2018	2017	2018	2017
Customer A	28%	27%	14%	9%
Customer B	—%	14%	—%	13%
Customer C	—%	11%	—%	10%

NOTE L — INCOME TAXES

The Tax Cuts and Jobs Act of 2017 was signed in law on December 22, 2017. The law includes significant changes to the U.S. corporate income tax system, including a Federal corporate rate reduction from 35% to 21%, limitations on the deductibility of interest expenses and executive compensation, and the transition of U.S. international taxation from a worldwide tax system to a territorial tax system. The Company does not expect the legislation to have a financial impact on the Company because, as a S-Corporation, it is not subject to federal income tax and the tax effect of its activities accrues to the shareholders.

Management has not taken any positions nor foresees any changes within the next 12 months for which it would be reasonably possible that the total amounts of unrecognized tax benefits will materially increase or decrease. Tax years that remain subject to examination by major tax jurisdictions are fiscal years 2015, 2016, 2017, and 2018.

SUPPLEMENTAL INFORMATION

ALBECK GERKEN, INC.
SCHEDULES OF GENERAL AND ADMINISTRATIVE EXPENSES

	Years Ended December 31,
	2018	2017
Salaries and Wages	$1,282,611	$1,167,543
Insurance	401,155	334,173
Rent	236,631	143,774
Payroll Taxes	211,225	192,881
Contract Services	165,066	169,286
Depreciation	158,049	176,104
Pension	146,285	126,130
Stock Appreciation Rights Compensation	115,587	1,191
Professional Fees	87,384	56,185
Advertising	61,963	30,113
Office	49,862	61,107
Software	49,637	53,782
Professional Development	43,691	33,631
Travel and Entertainment	42,573	25,371
Telephone	34,789	33,272
Vehicle	32,395	34,624
Utilities	13,899	13,226
Other Taxes	13,115	5,471
Property Taxes	4,656	4,019
Repairs and Maintenance	2,343	11,649
Miscellaneous	2,342	197
Licenses and Permits	1,940	5,672
Recruitment & Relocation	1,899	55,543
Dues and Subscriptions	1,187	906
Bank Charges	937	3,070
Donations and Gifts	600	1,100
TOTAL GENERAL AND ADMINISTRATIVE EXPENSES	$3,161,821	$2,740,020